===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

                   REGISTRATION STATEMENT (NO. 33-19446) UNDER
                           THE SECURITIES ACT OF 1933



                           Pre-Effective Amendment No.                       /X/


                        Post-Effective Amendment No. 13                      /X/
                                      and

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940
                                Amendment No. 15                             /X/


                                 VANGUARD EQUITY
                                INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 P.O. Box 2600,
                             Valley Forge, PA 19482
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number (610) 669-1000

                          Raymond J. Klapinsky, Esquire
                                  P.O. Box 876
                             Valley Forge, PA 19482


     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.


     It is proposed that this Registration Statement become effective on January 19, 1998, pursuant to paragraph(a) of Rule 485.

     We have elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 Notice for the year ended September 30, 1997 on December 24, 1997.

===============================================================================

                        VANGUARD EQUITY INCOME FUND, INC.

                              CROSS REFERENCE SHEET



Form N-1A
Item Number                                                        Location in Prospectus
 Item 1.       Cover Page .......................................  Cover Page
 Item 2.       Synopsis   .......................................  Not Applicable
 Item 3.       Condensed Financial Information ..................  Financial Highlights
 Item 4.       General Description of Registrant  ...............  Investment Objective; Investment
                                                                   Limitations; Investment Policies; General
                                                                   Information
 Item 5.       Management of the Fund ...........................  Management of the Fund
 Item 5a.      Management's Discussion of Fund Performance ......  Herein incorporated by reference to Regis-
                                                                   trant's Annual Report to Shareholders dated
                                                                   September 30, 1997 filed with the Securi-
                                                                   ties & Exchange Commission's EDGAR sys-
                                                                   tem on November 17, 1997.
 Item 6.       Capital Stock and Other Securities ...............  Opening an Account and Purchasing
                                                                   Shares; Selling Your Shares; The Fund's
                                                                   Share Price; Dividends, Capital Gains and
                                                                   Taxes; General Information
 Item 7.       Purchase of Securities Being Offered  ............  Cover Page, Opening an Account and
                                                                   Purchasing Shares
 Item 8.       Redemption or Repurchase  ........................  Selling Your Shares
 Item 9.       Pending Legal Proceedings ........................  Not Applicable

Form N-1A                                                          Location in Statement
Item Number                                                        of Additional Information
 Item 10.      Cover Page .......................................  Cover Page
 Item 11.      Table of Contents   ..............................  Cover Page
 Item 12.      General Information and History ..................  Management of the Fund
 Item 13.      Investment Objective and Policies  ...............  Investment Limitations
 Item 14.      Management of the Registrant .....................  Management of the Fund; Investment
                                                                   Advisory Services
 Item 15.      Control Persons and Principal Holders of
               Securities .......................................  Management of the Fund
 Item 16.      Investment Advisory and Other Services   .........  Management of the Fund; Investment
                                                                   Advisory Services
 Item 17.      Brokerage Allocation   ...........................  Portfolio Transactions
 Item 18.      Capital Stock and Other Securities ...............  See Prospectus-- General Information
 Item 19.      Purchase, Redemption and Pricing of Securities
               Being Offered ....................................  Purchase of Shares; Redemption of Shares
 Item 20.      Tax Status .......................................  See Prospectus-- Dividends, Capital Gains
                                                                   and Taxes
 Item 21.      Underwriters  ....................................  Not Applicable
 Item 22.      Calculation of Performance Data ..................  Yield and Total Return
 Item 23.      Financial Statements   ...........................  Financial Statements

===============================================================================
                                                 A Member of The Vanguard Group
===============================================================================

PROSPECTUS -- January 19, 1998
--------------------------------------------------------------------------------
NEW ACCOUNT INFORMATION: Investor Information Department -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT SERVICES: Client Services Department -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------

INVESTMENT          Vanguard Equity Income Fund, Inc. (the "Fund") is an
OBJECTIVE AND       open-end diversified investment company which seeks a high
POLICIES            level of current income by investing principally in
                    dividend-paying equity securities. In the selection of these securities, the Fund will also consider the potential for capital appreciation.

                    The average income yield of the common stocks held by the
                    Fund is expected to be at least 50% greater than that of
                    the Standard and Poor's 500 Composite Stock Price Index
                    ("S&P 500 Index"). It is also anticipated that the Fund
                    will have less price volatility than the S&P 500 Index.
                    There is no assurance that the Fund will achieve its stated
                    objective. Shares of the Fund are neither insured nor
                    guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------
OPENING AN          To open a regular (non-retirement) account, please complete
ACCOUNT             and return the Account Registration Form. If you need
                    assistance in completing this Form, please call the Investor
                    Information Department. To open an Individual Retirement
                    Account (IRA), please use a Vanguard IRA Adoption Agreement.
                    To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m., and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum
                    initial investment is $3,000, or $1,000 for Uniform
                    Gifts/Transfers to Minors Act accounts. The Fund is offered on a no-load basis (i.e., there are no sales commissions or
                    12b-1 fees). However, the Fund incurs expenses for
                    investment advisory, management, administrative and
                    distribution services.
--------------------------------------------------------------------------------
ABOUT THIS          This Prospectus is designed to set forth concisely the
PROSPECTUS          information you should know about the Fund before you
                    invest. It should be retained for future reference. A
                    "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated
                    January 19, 1998 and has been incorporated by reference into this Prospectus. It may be obtained without charge by writing to the Fund, by calling the Investor Information
                    Department at 1-800-662-7447 or by visiting the Securities and Exchange Commission's Website (www.sec.gov).

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                   Page                                     Page                                     Page
  Fund Expenses   ...............     2    Investment Limitations   ......     8           SHAREHOLDER GUIDE
  Financial Highlights  .........     2    Management of the Fund   ......     9    Opening an Account and
  Yield and Total Return   ......     3    Investment Advisers   .........    10       Purchasing Shares  .........    16
           FUND INFORMATION                Performance Record ............    12    When Your Account Will Be
  Investment Objective  .........     4    Dividends, Capital Gains and                Credited  ..................    19
  Investment Policies   .........     4       Taxes  .....................    13    Selling Your Shares   .........    20
  Investment Risks   ............     5    The Share Price of the Fund ...    14    Exchanging Your Shares   ......    22
  Who Should Invest  ............     5    General Information   .........    15    Important Information About
  Implementation of Policies  ...     6                                                Telephone Transactions   ...    24
                                                                                    Transferring Registration   ...    24
                                                                                    Other Vanguard Services  ......    25

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

FUND EXPENSES       The following table illustrates all expenses and fees that you would incur as a shareholder of the Fund. The expenses set forth below are for the 1997 fiscal year.


                 Shareholder Transaction Expenses
                 ---------------------------------------------------------
                 Sales Load Imposed on Purchases ..................   None
                 Sales Load Imposed on Reinvested Dividends  ......   None
                 Redemption Fees  .................................   None
                 Exchange Fees ....................................   None

                 Annual Fund Operating Expenses
                 -------------------------------------------------------------
                 Management & Administrative Expenses  ......            0.26%
                 Investment Advisory Fees  ..................            0.15
                 12b-1 Fees .................................            None
                 Other Expenses
                  Distribution Costs ........................    0.02%
                  Miscellaneous Expenses   ..................    0.02
                                                                 ----
                 Total Other Expenses   .....................            0.04%
                                                                         ----
                     Total Operating Expenses ...............            0.45%
                                                                         ====

                    The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

                    The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.


                          1 Year   3 Years     5 Years     10 Years
                          ------   -------     -------     --------
                           $ 5      $ 14        $ 25        $ 57


                    This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
--------------------------------------------------------------------------------

FINANCIAL           The following information on financial highlights for a
HIGHLIGHTS          share outstanding throughout each period, insofar as it
                    relates to each of the five years in the period ended
                    September 30, 1997, has been derived from financial statements which were audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's
                    1997 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1997 Annual Report to
                    Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or by calling our Investor Information
                    Department at 1-800-662-7447.

                                                              Year Ended September 30,
                                          -----------------------------------------------------------------
                                            1997         1996         1995          1994          1993
                                          -----------  -----------  -----------  -------------  -----------
Net Asset Value, Beginning of
 Period ...............................     $17.69       $15.65      $  13.16      $   14.62     $  12.81
                                  .         -------      -------     --------      ---------     --------
Investment Operations
 Net Investment Income ................        .64          .63           .60            .59          .59
 Net Realized and Unrealized Gain
  (Loss) on Investments   .............       5.17         2.18          2.56           (.92)        1.81
                                           -------      -------     ---------      ---------     --------
  Total from Investment
   Operations .........................       5.81         2.81          3.16           (.33)        2.40
---------------------------------------    -------      -------     ---------      ---------     --------
Distributions
 Dividends from Net Investment
  Income   ............................       (.64)        (.60)         (.58)          (.61)        (.59)
 Distributions from Realized Capital
  Gains ...............................       (.58)        (.17)         (.09)          (.52)          --
                                           -------      -------      --------      ---------     --------
  Total Distributions  ................      (1.22)        (.77)         (.67)         (1.13)        (.59)
---------------------------------------    -------      -------      --------      ---------     --------
Net Asset Value, End of Period  .......     $22.28      $ 17.69      $  15.65      $   13.16     $  14.62
=======================================    =======      =======      ========      =========     ========
Total Return  .........................      34.17%       18.22%        24.77%         (2.19)%      19.17%
=======================================    =======      =======      ========      =========     ========
Ratios/Supplemental Data
Net Assets, End of Period (Millions)       $ 1,948      $ 1,309      $    967      $     901     $  1,106
Ratio of Total Expenses to Average
 Net Assets   .........................       0.45%        0.42%         0.47%          0.43%        0.40%
Ratio of Net Investment Income to
 Average Net Assets ...................       3.25%        3.69%         4.27%          4.41%        4.39%
Portfolio Turnover Rate   .............         22%          21%           31%            18%          15%
Average Commission Rate Paid ..........    $ .0599      $ .0598           N/A            N/A          N/A

                                                                                                Mar. 21, 1988**
                                                                                                     to
                                           1992         1991         1990           1989        Sept. 30, 1988
                                        ----------   ----------   -----------    -----------   ----------------
Net Asset Value, Beginning of
 Period ...............................   $  12.14     $  10.36      $  13.07       $  10.58       $   10.00
                                          --------     --------      -=------       --------       ---------
Investment Operations
 Net Investment Income ................        .59          .65           .73            .76             .33
 Net Realized and Unrealized Gain
  (Loss) on Investments ...............        .83         1.99         (2.77)          2.23             .49
                                          --------     --------      --------       --------       ---------
  Total from Investment
   Operations .........................       1.42         2.64         (2.04)          2.99             .82
---------------------------------------   --------     --------      --------       --------       ---------
Distributions
 Dividends from Net Investment
  Income   ............................       (.65)        (.79)         (.64)          (.48)           (.24)
 Distributions from Realized Capital
  Gains ...............................       (.10)        (.07)         (.03)          (.02)             --
                                          --------     --------      --------       --------       ---------
  Total Distributions  ................       (.75)        (.86)         (.67)          (.50)           (.24)
---------------------------------------   --------     --------      --------       --------       ---------
Net Asset Value, End of Period  .......   $  12.81     $  12.14      $  10.36       $  13.07       $   10.58
=======================================   ========     ========      ========       ========       =========
Total Return  .........................      12.26%       26.46%       (16.25)%        28.85%           8.26%
=======================================   ========     ========      ========       ========       =========
Ratios/Supplemental Data
Net Assets, End of Period (Millions)      $    778     $    518      $    353       $    267       $      28
Ratio of Total Expenses to Average
 Net Assets   .........................       0.44%        0.46%         0.48%          0.44%           0.72%*
Ratio of Net Investment Income to
 Average Net Assets ...................       4.74%        5.52%         5.67%          6.01%           4.82%*
Portfolio Turnover Rate   .............         13%           9%            5%             8%              3%
Average Commission Rate Paid ..........        N/A          N/A           N/A            N/A             N/A

*Annualized.
**Commencement of operations.
--------------------------------------------------------------------------------
YIELD AND TOTAL     From time to time the Fund may advertise its yield and total
RETURN              return. Both yield and total return figures are based on
                    historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                    In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "thirty-day yield" of the Fund is calculated by dividing the net investment income per share earned during a thirty-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over thirty days is compounded monthly for six months and then annualized. Accounting methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, yield accounting methods differ from other accounting standards, and so the advertised thirty-day yield may not fully reflect the income paid to an investor's account.

INVESTMENT          The objective of the Fund is to provide a high level of
OBJECTIVE           current income by investing principally in dividend-paying equity securities. In the selection of these securities, the
The Fund seeks to   Fund will also consider the potential for capital
provide a high      appreciation. The average income yield of the Fund's common
level of income     stocks is expected to be at least 50% greater than that of the S&P 500 Index. It is also anticipated that the Fund will have less price volatility than the S&P 500 Index. There is no assurance that the Fund will achieve its objective.

                    The investment objective of the Fund is fundamental and so cannot be changed without the approval of a majority of the
                    Fund's shareholders.
--------------------------------------------------------------------------------
INVESTMENT          Under normal circumstances, the Fund will invest at least
POLICIES            80% of its assets in income-producing equity securities,
                    including dividend-paying common stocks and securities which
The Fund invests in are convertible into common stocks. The Fund intends to
income-producing    invest in securities which generate relatively high levels
equity securities   of dividend income and have the potential for capital
                    appreciation. These generally include common stocks of established, high-quality U.S. corporations. In addition, the Fund will seek to diversify its investments over a carefully selected list of securities in order to moderate the risks inherent in equity investments. The Fund is managed without regard to tax ramifications.

                    The Fund will invest in a company's securities following a fundamental analysis of the issuing company. An important part of this analysis will be the examination of the company's ability to maintain its dividend. Over time, dividend income has proved to be an important component of total return. For example, during the ten-year period ended September 30, 1997, reinvested dividend income accounted for approximately 23% of the total return of the S&P 500 Index. Also, dividend income tends to be a more stable source of total return than capital appreciation. While the price of a company's common stock can be significantly affected by market fluctuations and other short-term factors, its dividend level usually has greater stability. For this reason, securities which pay a high level of dividend income are generally less volatile in price than securities which pay a low level of dividend income.

                    Although the Fund intends to invest primarily in equity securities, it may invest up to 20% of its assets in certain cash investments and certain short-term fixed income securities. See "Implementation of Policies" for a description of these and other investment practices of the Fund.

                    The Fund is responsible for voting the shares of all securities it holds.

                    These policies are not fundamental and so may be changed by the Board of Directors without shareholder approval.

INVESTMENT RISKS    As a mutual fund investing primarily in common stocks, the
                    Fund is subject to market risk--i.e., the possibility that
Investors are       stock prices in general will decline over short or even
exposed to the      extended periods. The stock market tends to be cyclical,
market risk of      with periods when stock prices generally rise and periods
common stocks       when stock prices generally decline.

                    To illustrate the volatility of stock prices, the following table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1997, as measured by the Standard & Poor's 500 Composite Stock Price Index:

                    Average Annual U.S. Stock Market Returns (1926-1997)
                                Over Various Time Horizons

                                1 Year     5 Years     10 Years     20 Years
                               --------   ---------   ----------   ---------
                    Best         +53.9%     +23.9%      +20.1%       +16.9%
                    Worst        -43.3      -12.5        -0.9         -3.1
                    Average      +12.7      +10.4       +10.8        +10.8

                    As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.8% for all 10-year periods from 1926 to 1997. The return in individual years has varied from a low of --43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

                    This table of U.S. stock market returns should not be viewed as a representation of future returns from the Fund or the U.S. stock market. The illustrated returns represent historical investment performance, which may be a poor guide to future returns. Also, stock market indexes such as the S&P 500 are based on unmanaged portfolios of securities before transaction costs and other expenses. Such costs will reduce the relative investment performance of the Fund and other "real world" portfolios. Finally, the Fund is likely to differ in portfolio composition from broad stock market averages, and so the Fund's performance should not be expected to mirror the returns provided by a specific index.

Investors are also The Fund's investment advisers manage the Fund according to exposed to manager the traditional methods of "active" investment management,
risk                which involve the buying and selling of securities based
                    upon economic, financial and market analysis and investment judgment. Manager risk refers to the possibility that the
                    Fund's investment advisers may fail to execute the Fund's
                    investment strategy effectively. As a result, the Fund may fail to achieve its stated objective.
--------------------------------------------------------------------------------
WHO SHOULD INVEST   The Fund is designed for investors who are seeking a high
                    level of the potential for long-term capital appreciation
Investors seeking   with lower investment risk and volatility than is normally current income and  available from common stock funds. Because of the risk
capital growth      associated with common stock investments, the Fund is
                    intended to be a current income and long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.
                    Investors who engage in
                    excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other
                    Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the
                    Fund reserves the right to suspend the offering of its shares. While the Fund is intended to provide current income and above average stability for an equity fund, it should be considered part of a well rounded investment portfolio and not its sole component.

                    Although the Fund may exhibit somewhat less volatility than most other equity funds, the Fund should not be used as a short-term investment vehicle. All equity portfolios, no matter how they are structured, are influenced by price movements in the broad equity market. Over the long term, however, it is anticipated that the volatility of the Fund's total return (dividend income plus capital appreciation) will be lower than that of most other equity funds and the S&P 500 Index due to the emphasis on equities with above-average dividend yields. Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a regular, periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.

                    No assurance can be given that the Fund will attain its
                    objective or that shareholders will be protected from the
                    risk of loss that is inherent in equity investing.
                    Investors should not consider the Fund a complete
                    investment program, but should also maintain holdings in
                    investments with different risk characteristics, such as
                    bonds and money market instruments. Investors may also wish to complement an investment in the Fund with other types of common stock investments.
--------------------------------------------------------------------------------
IMPLEMENTATION      In addition to investing primarily in equity securities, the
OF POLICIES         Fund uses a number of other investment vehicles to achieve its objective.

The Fund may invest Although it normally seeks to remain fully invested in in short-term fixed equity securities, the Fund may invest in certain short-term
income securities   fixed income securities. Such securities may be used without limitation to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against potential stock market declines. These securities include: obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

                    The Fund, along with other Vanguard Funds, may deposit its daily cash reserves into a joint account which invests such reserves in repurchase agreements and other short-term instruments. CoreStates Bank, N.A. is the custodian for the joint account. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller--a U.S. commercial bank or recognized

                    U.S. securities dealer--sells securities to the Fund and agrees to repurchase the securities at the Fund's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Fund will have a total value equal to, or in excess of, the value of the repurchase agreement, and will be held by the Custodian Bank for the joint account until repurchased.

Derivative          Derivatives are instruments whose values are linked to or
Investing           derived from an underlying security or index. The most
                    common and conventional types of derivative securities are futures and options.

The Fund may invest The Fund may invest in futures contracts and options, but
in derivative       only to a limited extent. Specifically, the Fund may enter
securities          into futures contracts provided that not more than 5% of its total assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's total assets.

                    Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

                    The Fund will use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.

Futures contracts   The primary risks associated with the use of futures
and options pose    contracts and options are: (i) imperfect correlation between
certain risks       the change in market value of the stocks held by the Fund
                    and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                    The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. When investing in futures contracts, the Fund will segregate cash or other liquid portfolio securities in the amount of the underlying obligation.

The Fund may invest The Fund may invest up to 20% of its assets in foreign
in securities of    securities and may engage in currency transactions with
foreign issuers     respect to such investments. Securities of foreign issuers may trade in U.S. or foreign securities markets. Securities of foreign issuers may involve investment risks that are different from those of domestic issuers. Such risks include the effect of foreign economic policies and conditions, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental restrictions on foreign debt issuers. There may also be less publicly available information about a foreign issuer than a domestic issuer of securities. Foreign issuers are generally not subject to the uniform accounting, auditing and financial reporting standards that apply to domestic issuers. Foreign debt markets may be characterized by lower liquidity, greater price volatility, and higher transactions costs. Additionally, it may be difficult to obtain or enforce a legal judgment in a foreign court.


The Fund may lend   The Fund may lend its investment securities to qualified
its securities      institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S.
                    Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

The Fund may        The Fund may borrow money, subject to the limits set forth
borrow money        below, for temporary or emergency purposes, including the
                    meeting of redemption requests which might otherwise require the untimely disposition of securities.

Portfolio turnover Although it generally seeks to invest for the long term, the is not expected to Fund retains the right to sell securities irrespective of
exceed 100%         how long they have been held. It is anticipated that the
                    annual portfolio turnover of the Fund will not exceed 100%, exclusive of securities with maturities less than one year.
                    A turnover rate of 100% would occur, for example, if all the securities of the Fund were replaced within one year.
--------------------------------------------------------------------------------

INVESTMENT          The Fund has adopted certain fundamental limitations on some
LIMITATIONS         of its investment policies. Some of these limitations are
                    that the Fund may not:

The Fund has        (a)  invest more than 25% of its assets in any one industry;
adopted certain     (b)  with respect to 75% of the value of its total assets,
fundamental              purchase the securities of any issuer (except
limitations              obligations of the United States government and its
                         instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;
                    (c)  engage in the business of underwriting securities
                         issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;
                    (d)  purchase or otherwise acquire any security if, as a
                         result, more than 15% of its net assets would be invested in securities that are illiquid;

                    (e) borrow money except from banks for temporary or emergency purposes, and then only in an amount not in excess of 15% of total assets taken at the lower of their value or cost of its total assets; and
                    (f) pledge, mortgage or hypothecate any of its assets to an extent greater than 5% of its total assets.

                    A complete list of applicable investment limitations can be found in the Statement of Additional Information; these are fundamental and may be changed only by approval of a majority of the Fund's shareholders.

--------------------------------------------------------------------------------

MANAGEMENT OF       The Fund is a member of The Vanguard Group of Investment
THE FUND            Companies, a family of more than 30 investment companies
                    with more than 90 distinct investment portfolios and total
Vanguard            assets in excess of $320 billion. Through their
administers and     jointly-owned subsidiary, The Vanguard Group, Inc.
distributes the     ("Vanguard"), the Fund and the other funds in the Group
Fund                obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1997, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately
                    .29% compared to an average of 1.21% for the mutual fund industry (data provided by Lipper Analytical Services).

                    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information, which is available upon request.

                    Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays a share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                    Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears a share of the Group's distribution costs.

--------------------------------------------------------------------------------

INVESTMENT          The Fund currently has four investment advisers: Newell
ADVISERS            Associates ("Newell"), 525 University Avenue, Palo Alto,
                    California 94301; Spare, Kaplan, Bischel & Associates
The Fund employs    ("Spare/Kaplan"), 44 Montgomery Street, Suite 3500, San
four investment     Francisco, California 94104; John A. Levin & Co., Inc.
advisers            ("Levin"), One Rockefeller Plaza, 25th Floor, New York, NY
                    10020; and The Vanguard Group, Inc., Post Office Box 2600,
                    Valley Forge, PA 19482. Prior to January 1, 1995, Newell was the sole investment adviser to the Fund. Spare/Kaplan and Levin were added as investment advisers effective January 1, 1995 and The Vanguard Group, Inc. was added as an adviser effective January 16, 1998.

                    The proportion of the net assets of the Fund managed by each adviser is established by the Board of Directors, and may be changed in the future as circumstances warrant. Presently, Newell is responsible for approximately 70% of the Fund's investments; Spare/Kaplan and Levin are responsible for approximately 15% each. Vanguard manages the Fund's cash reserves which normally represent approximately 5% of the Fund's net assets.

                    The Fund has entered into investment advisory agreements with Newell, Spare/ Kaplan and Levin which provide that the advisers manage the investment and reinvestment of the Fund's assets and continuously review, supervise and administer the Fund's investment program. The advisers discharge their responsibilities subject to the control of the Officers and Directors of the Fund.

                    For the fiscal year ended September 30, 1997, the Fund paid advisory fees to Newell, Spare/Kaplan, and Levin of $2,739,000 before a decrease of $287,000 based on performance. The Vanguard Group, Inc. provides advisory services on an at-cost basis.

Newell Associates   The principal investment officer of Newell, Roger D.
                    Newell, has managed equity-income portfolios for more than thirty years, and relative yield strategy portfolios since
                    1975. The relative yield approach is based upon an analysis of how a stock's yield, relative to the market, varies over time. This strategy asserts that relative yield is an excellent guide to relative value. Mr. Newell has implemented the firm's strategy for the Fund since the Fund's inception in 1988.

                    The Fund pays Newell an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets managed by Newell for the quarter:



                              Net Assets              Rate
                              ------------------     ------
                              First $250 million     .200%
                              Next $500 million      .150%
                              Next $250 million      .100%
                              Over $1 billion        .080%

Spare, Kaplan,      Spare, Kaplan, Bischel & Associates ("Spare/Kaplan"), a
Bischel &           California corporation founded in 1989, provides investment
Associates          advisory services primarily to institutions. The investment approach utilized by Spare/Kaplan is a relative yield approach.

                    Anthony E. Spare, Chief Investment Officer, has had responsibility for the portion of the Fund managed by Spare/Kaplan since Spare/Kaplan was added as an investment adviser to the Fund in 1995. Mr. Spare has been associated with Spare/Kaplan since 1989.

                    The Fund pays Spare/Kaplan a basic advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the Fund managed by Spare/Kaplan for the quarter:


                              Net Assets             Annual Rate
                              ------------------     ------------
                              First $500 million       0.175%
                              Next $500 million        0.125%
                              Over $1 billion          0.100%

                    The basic fee paid to Spare/Kaplan, as provided above, may be increased or decreased by applying an incentive/penalty adjustment to the basic fee reflecting the investment performance of the assets managed by Spare/Kaplan relative to the return of the Standard and Poor's/BARRA Value Index ("Value Index"). Under the incentive/penalty fee schedule, the fee payable to Spare/Kaplan may represent as much as 120% or as little as 80% of the basic fee, depending on the net investment performance of the portfolio managed by Spare/Kaplan.

John A. Levin &     John A. Levin & Co. Inc. ("Levin"), an indirect wholly-owned
Co., Inc.           subsidiary of Baker Fentress, founded in 1982, provides
                    investment advisory services primarily to institutions and several partnerships. The investment process at Levin emphasizes identifying investment value through fundamental research. John A. Levin, and Jeffrey A. Kigner have had responsibility for the portion of the Fund managed by Levin since inception of the firm's relationship with the Fund.
                    Mr. Levin founded Levin in 1982, and Mr. Kigner has been associated with Levin since 1984.

                    The Fund pays Levin a basic advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the Fund managed by Levin for the quarter:


                              Net Assets             Annual Rate
                              ------------------     ------------
                              First $100 million        0.40%
                              Next $200 million         0.25%
                              Over $300 million         0.30%

                    The basic fee paid to Levin, as provided above, may be increased or decreased by applying an incentive/penalty adjustment to the basic fee reflecting the investment performance of the assets managed by Levin relative to the return of the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Under the incentive/penalty fee schedule, the basic fee payable to Levin may represent as much as 140% or as little as 60% of the basic fee depending on the investment performance of the equity investments managed by Levin.

The Vanguard        Vanguard's Core Management Group began managing the Fund's
Group's Core        cash reserves on an at-cost basis in January of 1998. Cash
Management Group    reserves normally make up about 5% of the Fund's assets. In order to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs, Vanguard may invest the Fund's cash reserves in stock futures. Vanguard's Core Management Group serves as investment adviser to several other Vanguard funds, and as of September 30, 1997 managed more than $90 billion in total assets.

                    The Fund's advisers are authorized to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and are directed to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, the advisers may choose brokers who charge higher commissions in the interests of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. However, the advisers will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

                    The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new
                    investment adviser pursuant to the terms of a new advisory agreement either as a replacement for an existing adviser
                    or as an additional adviser; (b) a change in the terms of
                    an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms
                    where a contract has been assigned because of a change in
                    control of the adviser. Any such change will only be made
                    upon not less than 30 days prior written notice to
                    shareholders of the Fund which shall include substantially the information concerning the adviser that would have
                    normally been included in a proxy statement.
--------------------------------------------------------------------------------
PERFORMANCE         The table below provides investment results for the Fund for
RECORD              one and five years and since inception. The results shown
                    represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged
                    Standard & Poor's 500 Composite Stock Price Index, a widely-used barometer of stock market activity, and the Consumer Price Index, a statistical measure of changes in the prices of goods and services. The tables do not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.

                    The results should not be considered a representation of the total return from an investment made in the Fund today. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance. Prior to January 1, 1995, Newell Associates served as the Fund's sole investment adviser.

             Average Annual Return for Vanguard Equity Income Fund


                                                     Percentage Change
                                    --------------------------------------------
             Fiscal Periods          Vanguard Equity     S&P 500      Consumer
             Ended 9/30/97             Income Fund        Index      Price Index
             --------------         -----------------   ---------   ------------
             1 Year                      +34.2%          +40.4%         +2.2%
             5 Year                      +18.2           +20.8          +2.7
             Lifetime*                   +15.1           +17.5           --
             *March 21, 1988, to September 30, 1997.



--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL  The Fund expects to pay quarterly dividends from ordinary
GAINS AND TAXES     income. Capital gain distributions, if any, will be made
                    annually.
The Fund pays
quarterly dividends
and any capital     In addition, in order to satisfy certain distribution
gains annually      requirements of the Tax Reform Act of 1986, the Fund may
                    declare special year-end dividend and capital gain distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                    Dividend and capital gain distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                    The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income and net short-term capital gains will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources.

                    Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Long-term gains may be taxed at different rates depending on how long the Fund held the securities. Capital gain distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gain distributions may be expected to vary considerably from year to year; there will be no capital gain distributions in years when the Fund realizes net capital losses.

                    Note that if you accept capital gain distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gain distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

The Fund will notify you annually as to the tax status of dividend and capital gain distributions paid by the Fund.


A capital gain or   A sale of shares of the Fund is a taxable event and may
loss may be         result in a capital gain or loss. A capital gain or loss may
realized upon       be realized from an ordinary redemption of shares or an
exchange or         exchange of shares between two mutual funds (or two
redemption          portfolios of a mutual fund).

                    Dividend distributions, capital gain distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                    The Fund is required to withhold 31% of taxable dividends, capital gain distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Employer Identification number and by certifying that you are not subject to backup withholding.

                    The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                    The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of
                    an investment in the Fund. The Fund is managed without regard to tax ramifications.
--------------------------------------------------------------------------------

THE SHARE PRICE     The Fund's share price or "net asset value" per share is
OF THE FUND         calculated by dividing the total assets of the Fund, less
                    all liabilities, by the total number of shares outstanding.
                    The net asset value is determined as of the close of the New
                    York Stock Exchange (generally 4:00 p.m. Eastern time), each day that the exchange is open for trading.

                    Fund securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Any foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

                    Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

                    Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

                    Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.

                    The share price for the Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

--------------------------------------------------------------------------------
GENERAL             The Fund is a Maryland corporation. The Fund's Articles of
INFORMATION         Incorporation permit the Directors to issue 1,000,000,000
                    shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes
                    ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently the Fund is offering one class of shares.

                    Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                    The shares of the Fund are fully paid and nonassessable; have no preferences as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held).

                    All securities and cash are held by State Street Bank and Trust Company, Boston, MA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN          You may open a regular (non-retirement) account, either by
ACCOUNT AND         mail or wire. Simply complete and return an Account
PURCHASING          Registration Form and any required legal documentation,
SHARES              indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). You may open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard
                    IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified retirement plan. If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department at 1-800-662-7447. Note: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                    The Fund's shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

Purchase            1)   Because of the risks associated with common stock
Restrictions             investments, the Fund is intended to be a long-term
                         investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Consequently, the Fund reserves the right to reject any specific purchase (or exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.

                    2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.

Additional          Subsequent investments may be made by mail ($100 minimum),
Investments         wire ($1,000 minimum), exchange from another Vanguard Fund account, or Vanguard Fund Express. Subsequent investments to
                    Individual Retirement Accounts may be made by mail ($100
                    minimum) or exchange from another Vanguard Fund account. In some instances, contributions may be made by wire or
                    Vanguard Fund Express. Please call us for more information on these options.
                    ------------------------------------------------------------

                                                        ADDITIONAL INVESTMENTS
                              NEW ACCOUNT               TO EXISTING ACCOUNTS
Purchasing By Mail  Please include the amount of your   Additional investments should
Complete and sign   initial investment, make your       include the Invest-by-Mail remittance
the enclosed        check payable to The Vanguard       form attached to your Fund
Account             Group-65 and mail to:               confirmation statements. Please
Registration Form                                       make your check payable to The
                    Vanguard Financial Center           Vanguard Group-65, write your
                    P.O. Box 2600                       account number on your check
                    Valley Forge, PA 19482-2600         and, using the return envelope
                                                        provided, mail to the address indicated
                                                        on the Invest-by-Mail Form.
                                                        and, using the return
                                                        envelope provided, mail
                                                        to the address indicated
                                                        on the Invest-by-Mail
                                                        Form.

For express        Vanguard Financial Center            All written requests should be
or registered      455 Devon Park Drive                 mailed to one of the addresses
mail, send to:     Wayne, PA 19087-1815                 indicated for new accounts. Do not
                                                        send registered or express mail to
                                                        the post office box address.

                   --------------------------------------------------------------------------

Purchasing By Wire              CORESTATES BANK, N.A.
Money should be                 ABA 031000011
wired to:                       CORESTATES NO. 0101 9897
                                ATTN VANGUARD
Before Wiring
Please contact                  VANGUARD EQUITY INCOME FUND
Client Services                 ACCOUNT NUMBER
(1-800-662-2739)                ACCOUNT REGISTRATION

                    To assure proper receipt, please be sure your bank includes the name of the Fund, the account number Vanguard has
                    assigned to you and the eight digit CoreStates number. If
                    you are opening a new account, you must contact our Client
                    Services Department (1-800-662-2739) before wiring funds.
                    Also, please complete the Account Registration Form and
                    mail it to the "New Account" address above after completing your wire arrangement. Note: Federal Funds wire purchase
                    orders will be accepted only when the Fund and Custodian
                    Bank are open for business.
                    ------------------------------------------------------------
Purchasing By       You may open a new account or purchase additional shares by
Exchange (from a    making an exchange from an existing Vanguard account.
Vanguard account)   However, the Fund reserves the right to refuse any exchange purchase request. Please call our Client Services Department at 1-800-662-2739 for assistance. The new account will have the same registration as the existing account.
                    ------------------------------------------------------------
Purchasing By Fund  The Fund Express Special Purchase option lets you move
Express             money from your bank account to your Vanguard account at
                    your request. Or if you choose the Automatic Investment
Special Purchase    option, money will be moved from your bank account to your
and Automatic       Vanguard account on the schedule (monthly, bimonthly [every
Investment          other month],
                   quarterly, semi-annually or annually) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form.
                   We will send you a confirmation of your Fund Express service; please wait two weeks before using the service.

-------------------------------------------------------------------------------
CHOOSING A         You must select one of three distribution options:

DISTRIBUTION       1. Automatic Reinvestment Option--Both dividend and capital
OPTION                gain distributions will be reinvested in additional
                      Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                   2. Cash Dividend Option--Your dividends will be paid in
                      cash and your capital gains will be reinvested in additional Fund shares.


                   3. All Cash Option--Both dividend and capital gain
                      distributions will be paid in cash.

                   You may change your option by calling our Client Services Department (1-800-662-2739).


                   If a shareholder has chosen to receive dividend and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, we will change the distribution option so that all dividends and other distributions are automatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.

                   In addition, an option to invest your cash dividend and/or capital gain distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividend and/or capital gain distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.

--------------------------------------------------------------------------------

TAX CAUTION         Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders.
Investors should    These distributions are made to all shareholders who own
ask about the       Fund shares as of the distribution's record date, regardless
timing of capital   how long the shares have been owned. Purchasing shares just
gain and dividend   prior to the record date could have a significant impact on
distributions       your tax liability the year. For example, if you purchase
before investing    shares immediately prior to the record date of a sizable


                    capital gain, you will be assessed taxes on the amount of the capital gain distribution, even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the capital gain distribution--the amount of the capital gain distribution will offset the drop in the net asset value of the shares--you should be aware of the tax implications the timing of your purchase may have.


                    Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gain distributions normally occur in December, while income dividends are generally paid quarterly in March, June,

                    September and December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gain distributions at some other time during the year. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."

--------------------------------------------------------------------------------
IMPORTANT           The easiest way to establish optional Vanguard services on
ACCOUNT             your account is to select the options you desire when you
INFORMATION         complete your Registration Form. If you wish to add
                    shareholder options later, you may need to provide Vanguard
Establishing        with additional information and a signature guarantee.
Optional            Please call our Client Services Department (1-800-662-2739)
Services            for assistance.

Signature           For our mutual protection, we may require a signature
Guarantees          guarantee on certain written transaction requests. A
                    signature guarantee verifies the authenticity of your signature, and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A signature guarantee cannot be provided by a notary public.

Certificates        Share certificates will be issued upon request. If a
                    certificate is lost, you may incur an expense to replace it.

Broker-Dealer       If you purchase shares in Vanguard Funds through a
Purchases           registered broker-dealer or investment adviser, the
                    broker-dealer or adviser may charge a service fee.

Cancelling Trades   The Fund will not cancel any trade (e.g., purchase,
                    exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.


Electronic          You may receive a prospectus for the Fund or any of the
Prospectus          Vanguard Funds in an electronic format through Vanguard's
Delivery            website at www.vanguard.com. For additional information
                    please see "Other Vanguard Services--Computer Access."

--------------------------------------------------------------------------------
WHEN YOUR           Your trade date is the date on which your account is
ACCOUNT WILL BE     credited. If your purchase is made by check, Federal Funds
CREDITED            wire or exchange and is received before the close of

                    trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.


                    In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a United States correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.

--------------------------------------------------------------------------------

SELLING YOUR        You may withdraw any portion of the funds in your account
SHARES              by redeeming shares at any time. (Please see "Important
                    Redemption Information.") You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order. No interest will accrue on amounts represented by uncashed redemption checks.

                    ------------------------------------------------------------

Selling By Mail     Requests should be mailed to Vanguard Financial Center,
                    Vanguard Equity Income Fund, P.O. Box 1120, Valley Forge,
                    PA 19482-1120. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Equity
                    Income Fund, 455 Devon Park Drive, Wayne, PA 19087-1815.)


                    The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all
                    required documents in Good Order.
                    ------------------------------------------------------------
Definition of       Good Order means that the request includes the following:
Good Order

                    1. The account number and Fund name.
                    2. The amount of the transaction (specified in dollars or
                       shares).
                    3. The signatures of all owners exactly as they are
                       registered on the account.
                    4. Any required signature guarantees.
                    5. Other supporting legal documentation that may be
                       required in cases of estates, corporations, trusts, and certain other accounts.
                    6. Any certificates you hold for the account.


                    If you have any questions about this definition as it pertains to your request, please call our Client Services Department at 1-800-662-2739.
                    ------------------------------------------------------------

Selling By          To sell shares by telephone, you or your pre-authorized
Telephone           representative may call our Client Services Department at
                    1-800-662-2739. The proceeds will be sent to you by mail.
                    Please Note: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone or in writing, without the signatures of all account owners. Please see "Important Information About
                    Telephone Transactions."

                    ------------------------------------------------------------
Selling By Fund     If you select the Fund Express Automatic Withdrawal option,
Express             money will be automatically moved from your Vanguard Fund
                    account to your bank account according to the schedule you
Automatic           have selected. The Special Redemption option lets you move
Withdrawal          money from your Vanguard account to your bank account on
& Special           your request. You may elect Fund Express on the Account
Redemption          Registration Form, or call our Investor Information
                    Department at 1-800-662-7447 for a Fund Express application.
                    ------------------------------------------------------------
Selling By          You may sell shares of the Fund by making an exchange into
Exchange            another Vanguard Fund account. Please see "Exchanging Your
                    Shares" for details.

                    ------------------------------------------------------------

Important           Shares purchased by check or Fund Express may be redeemed
Redemption          at any time. However, your redemption proceeds will not be
Information         paid until payment for the purchase is collected, which may take up to ten calendar days.
                    ------------------------------------------------------------


Delivery of         Redemption requests received by telephone prior to the
Redemption          close of trading on the New York Stock Exchange
Proceeds            (generally 4:00 p.m. Eastern time) are processed on

                    the day of receipt and the redemption proceeds are normally sent on the following business day.


                    Redemption requests received by telephone after the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.


                    All unpaid dividends credited to your account up to the date of redemption will be included in the redemption check. Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described on page 20 in "Important Redemption Information."


                    If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                    The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed, or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                    If the Board of Directors determines that it would be
                    detrimental to the best interests of the Fund's remaining
                    shareholders to make payment in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution
                    in kind of readily marketable securities.
                    ------------------------------------------------------------
Vanguard's Average  If you make a redemption from a qualifying account,
Cost Statement      Vanguard will send you an Average Cost Statement which
                    provides you with the cost and tax basis of the shares you redeemed. Please see "Statements and Reports" for
                    additional information.
                    ------------------------------------------------------------

Low Balance Fee     Due to the relatively high cost of maintaining smaller
and Minimum         accounts, the Fund will automatically deduct a $10 annual
Account Balance     fee in either June or December from non-retirement
Requirement         accounts with balances falling below $2,500 ($500 for
                    Uniform Gifts/Transfers to Minors Act accounts). This fee deduction will occur in June or December. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000. In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least
                    $3,000, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.


Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Fund's net asset value).

--------------------------------------------------------------------------------
EXCHANGING YOUR     Should your investment goals change, you may exchange your
SHARES              shares of Vanguard Equity Income Fund for those of other
                    available Vanguard Funds.
Exchanging By       In addition to the details below, please see "Important
Telephone           Information About Telephone Transactions."


Call Client         When exchanging shares by telephone, please have ready the
Services            Fund name, account number, Social Security number or
(1-800-662-2739)    employer identification number listed on the account, and
                    the exact name and address in which the account is registered. Only the registered shareowner (or his or her pre-authorized representative) may complete such an exchange. Requests for telephone exchanges received prior to the close of trading on the New York Stock Exchange
                    (generally 4:00 p.m. Eastern time) are processed at the close of business that same day.

                    Requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed the next business day. Telephone exchanges are not accepted into or from non-IRA investments in Vanguard Balanced Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Vanguard Growth and Income Portfolio, Vanguard Star Fund-Total International Portfolio, and Vanguard REIT Index Portfolio. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard provided the request is received in Good Order.


                    Neither the Fund nor Vanguard is responsible for the authenticity of exchange instructions received by telephone. Investors bear the full risk of any loss arising from unauthorized telephone exchanges. To prohibit telephone exchanges on your account, please notify the Fund in writing. Otherwise, the telephone exchange privilege will be automatically established for your account.
                    ------------------------------------------------------------

Exchanging By Mail  Please be sure to include on your exchange request the name and account number of your current Fund, the name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account holders. Send your request to Vanguard Financial Center, Vanguard Equity Income Fund, P.O. Box 1120, Valley Forge, PA 19482-1120. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Equity Income Fund, 455 Devon Park Drive, Wayne, PA 19087-1815.)

                    ------------------------------------------------------------

Exchanging Online   You may use your personal computer to exchange shares of
                    most Vanguard funds by accessing Vanguard's website
                    (www.vanguard.com). To establish this service on your account, you must first register through our website. We will then send to you by mail, an account access password that will enable you to make online exchanges.

                    The Vanguard funds that you cannot purchase or sell through online exchange are Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard REIT Index Portfolio, Vanguard Total International Portfolio, and Vanguard Growth and Income Portfolio (formerly known as Vanguard Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.

                    ------------------------------------------------------------
Important Exchange  Before you make an exchange, you should consider the
Information         following:

                    o Please read the Fund's prospectus before making an
                      exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                    o An exchange is treated as a redemption and a purchase.
                      Therefore, you could realize a taxable gain or loss on the transaction.


                    o Exchanges by telephone are accepted only if the
                      registrations and the taxpayer identification numbers of the two accounts are identical.

                    o In order to exchange into an account with a different
                      registration (including a different name, address, or taxpayer identification number), you must obtain the guaranteed signatures of all current account owners on your written instructions.


                    o The shares to be exchanged must be on deposit and not
                      held in certificate form.

                    o New accounts are not currently accepted in
                      Vanguard/Windsor Fund.

                    o The redemption price of shares redeemed by exchange is
                      the net asset value next determined after Vanguard has received the required documentation in Good Order.

                    o When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.


                    Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of, or reject any exchange, as deemed necessary, at any time.

                    The exchange privilege is only available in states in which the shares of the Fund are registered for sale. The Fund's shares are currently registered for sale in all 50 states and the Fund intends to maintain such registration.

--------------------------------------------------------------------------------

EXCHANGE            The Fund's exchange privilege is not intended to afford
PRIVILEGE           shareholders a way to speculate on short-term movements in
LIMITATIONS         the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                    Exchange activity generally will not be deemed excessive if limited to two substantive exchange redemptions (at least
                    30 days apart) from the Fund during any twelve month
                    period. "Substantive" means either a dollar amount large enough to have a negative impact on the Fund or a series of movements between Vanguard Funds. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT           The ability to initiate redemptions (except wire or Fund
INFORMATION         Express redemptions) and exchanges by telephone is
ABOUT TELEPHONE     automatically established on your unless you request in
TRANSACTIONS        writing that telephone transactions on your account not be permitted.

                    To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:


                    1. Security Check. To request a transaction by telephone,
                       the caller must know (i) the name of the Fund; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.


                    2. Payment Policy. The proceeds of any telephone redemption made by mail will be made payable to the registered shareowner and mailed to the address of record, only.

                    Neither the Fund nor Vanguard will be responsible for the
                    authenticity of transaction instructions received by
                    telephone, provided that reasonable security procedures
                    have been followed. Vanguard believes that the security
                    procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any
                    losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------
TRANSFERRING        You may transfer the registration of any of your Fund
REGISTRATION        shares to another person by completing a transfer form

                    and sending it to: Vanguard Financial Center, P.O. Box 1110, Valley Forge, PA 19482-1110. Attention: Transfers Department. The request must be in Good Order. To receive a transfer form and full instructions, please call our Client Services Department (1-800-662-2739).

--------------------------------------------------------------------------------
STATEMENTS AND      Vanguard will send you a confirmation statement each time
REPORTS             you initiate a trans action in your account except for
                    checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                    Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                    Financial reports on the Fund will be mailed to you
                    semi-annually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------
OTHER VANGUARD      For more information about any of these services, please
SERVICES            call our Investor Information Department at 1-800-662-7447.

Vanguard Direct     With Vanguard's Direct Deposit Service, most U.S.
Deposit Service     Government checks (including Social Security and military
                    pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account.
                    Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

Vanguard Automatic Vanguard's Automatic Exchange Service allows you to move Exchange Service money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan.

Vanguard Fund       Vanguard's Fund Express allows you to transfer money
Express             between your Fund account and your account at a bank,
                    savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                    Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.


Vanguard Dividend   Vanguard's Dividend Express allows you to transfer your
Express             dividend and/or capital gain distributions automatically
                    from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a
                    Vanguard Dividend Express application.

Vanguard            Vanguard's Tele-Account is a convenient, automated service
Tele-Account(R)     that provides share price, price change and yield quotations on Vanguard Funds through any TouchTone(TM) telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gain payment. In addition, you may perform investment exchanges of Vanguard

                    Fund shares and redemptions by check using Tele-Account. To contact Vanguard's Tele-Account service, dial
                    1-800-ON-BOARD (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor Information Department (1-800-662-7447).


Computer Access

Vanguard Online     Use your personal computer to learn more about Vanguard's
www.vanguard.com    funds and services; keep in touch with your Vanguard
                    accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                    Our education-oriented website provides timely news and information about Vanguard funds and services, an online "university" that offers a variety of mutual fund classes, and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

--------------------------------------------------------------------------------

               [LOGO}                                             [LOGO}
               -----------------
               The Vanguard Group
               Vanguard Financial Center

               P.O. Box 2600
               Valley Forge, PA 19482

               Investor Information
                Department:
               1-800-662-7447 (SHIP)

                                                            P R O S P E C T U S
               Client Services
                Department:
               1-800-662-2739 (CREW)
                                                             JANUARY 19, 1998


               Tele-Account for
                24-Hour Access:
               1-800-662-6273 (ON-BOARD)

               Telecommunication
                Service for the
                Hearing-Impaired:
               1-800-662-2738

               Transfer Agent:
               The Vanguard Group, Inc.
               Vanguard Financial Center
               Valley Forge, PA 19482



               P065

                                     PART B

                        VANGUARD EQUITY INCOME FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                                January 19, 1998

     This Statement is not a Prospectus but should be read in conjunction with the Fund's current Prospectus (January 19, 1998). To obtain the Prospectus please call:



                         Investor Information Department
                                 1-800-662-7447


                                TABLE OF CONTENTS




                                             Page
                                             -----
Investment Objectives and Policies  ....................................      1
Investment Limitations  ................................................      5
Purchase of Shares   ...................................................      7
Redemption of Shares ...................................................      7
Management of the Fund  ................................................      8
Yield and Total Returns ................................................     11
Investment Advisory Services  ..........................................     11
Portfolio Transactions  ................................................     16
Financial Statements ...................................................     17
Comparative Indexes  ...................................................     18



                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the Fund's investment objectives and policies set forth in the Prospectus of the Fund.


                          FUTURES CONTRACTS AND OPTIONS

     The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to the market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes. Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio.

     Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of the Fund to fluctuations in the market value of its securities, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.


Restrictions on the Use of Futures Contracts and Options

     The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Portfolio's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.


Risk Factors in Futures Transactions

     Positions in futures may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.


     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in the value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.


     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


Federal Tax Treatment of Futures Contracts

     The Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.


     The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.


Repurchase Agreements

     Each Portfolio along with other members of the Vanguard Group may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement. No more than an aggregate of 15% of the Portfolio's net assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.


Lending of Securities

     Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms and the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. The Portfolio will not lend investment securities if as a result, the aggregate of such loans exceeds
33 1/3% of the value of the Portfolio's net assets. Loan arrangements made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.


     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in written contract and approved by the investment company's Directors. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on the loan, the loan must be called and the securities voted.


Foreign Investments

     As indicated in the Prospectus, the Fund may include foreign securities. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.


     Country Risk. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in companies in those countries.


     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of foreign securities will be somewhat greater than the expenses for the custodial arrangement for handling U.S. securities of equal value.


     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.


     Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


Illiquid Securities

     The Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. An illiquid security includes repurchase agreements which have a majority of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"), however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the Fund's adviser that an adequate trading market exists for the security.



                             INVESTMENT LIMITATIONS


     The following restrictions supplement the Fund's investment limitations set forth in the Prospectus. Except as otherwise indicated, these restrictions are fundamental policies of the Fund which cannot be changed without the approval of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act") of the Fund's outstanding voting shares. The Fund may not under any circumstances:


      1) Invest for the purpose of exercising control of management of any company;

      2) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

      3) Invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by
   Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

      4) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

      5) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (included in this limitation is the Fund's investment in The Vanguard Group, Inc.);


      6) Invest in commodities, except that the Fund may invest in stock futures contracts, stock options and options on stock futures contracts to the extent that not more than 5% of the Fund's assets are required as deposit to secure obligations under futures contracts and not more than 20% of the Fund's assets are invested in futures contracts and options at any time, or sell real estate although the Fund may purchase and sell securities of companies which deal in real estate, or interests therein;

      7) Purchase securities on margin or sell any securities short except as specified in investment limitation No. 6;

      8) Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (5) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder;

      9) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of its total assets; and


      10) Invest more than 25% of the value of its total assets in any one industry. Utility companies will be divided according to their services; for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

     The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. See "Management of the Fund."



                              PURCHASE OF SHARES


     The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.


Trading Shares through Charles Schwab

     You may purchase or redeem shares of Vanguard funds through Charles Schwab & Co., Inc. ("Schwab"). The Vanguard funds have authorized Schwab to accept purchase and redemption orders on the funds' behalf. An order placed through Schwab is deemed to have been received by the funds at the time an authorized Schwab broker, or an authorized designee of a Schwab broker, accepts the order. When you place an order through Schwab, your order will be priced at the fund's price when next computed after the order has been accepted by an authorized Schwab broker or a broker's designee.



                             REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the Rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Determining the Fund's share price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. As of September 30, 1997, the Directors owned less than 1% of the Fund's outstanding shares. The mailing address of the Fund's Directors and Officers is Post Office Box 876, Valley Forge, PA 19482.



JOHN C. BOGLE, Chairman and Director*
   Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group. Director of The Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive Officer & Director*
   President, Chief Executive Officer and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.


ROBERT E. CAWTHORN, Director
   Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corporation.

BARBARA BARNES HAUPTFUHRER, Director
   Director of The Great Atlantic and Pacific Tea Company, IKON Office Solutions, Inc., Raytheon Company, Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; and Trustee Emerita of Wellesley College.


BRUCE K. MACLAURY, Director
   President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.


ALFRED M. RANKIN, Jr., Director
   Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.

JOHN C. SAWHILL, Director
   President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co., and President of New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company, and NACCO Industries.

JAMES O. WELCH, Jr., Director
   Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corporation.

J. LAWRENCE WILSON, Director
   Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company, and The Mead Corporation; and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
   Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.



RICHARD F. HYLAND, Treasurer*
   Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
   Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

------------------------
* Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

The Vanguard Group



     Vanguard Equity Income Fund, Inc. is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.


     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays a share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees. In order to generate additional revenues for Vanguard and thereby reduce the Funds' expenses, Vanguard also provides certain administrative services to other organizations.


     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.



     Vanguard was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At September 30, 1997, the Fund had contributed $130,000 to Vanguard, representing .6% of Vanguard's capitalization. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.



Management


     Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. For the year ended September 30, 1997, such costs allocated to the Fund approximated $4,112,000.



Distribution

     Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.


     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. The Group's marketing and distribution expenses allocated to the Fund for the year ended September 30, 1997, was $311,000 or approximately .02% of its average month-end net assets.



Investment Advisory Services


     Vanguard provides investment advisory services to Vanguard Money Market Reserves; Vanguard Treasury Fund; Vanguard Admiral Funds; Vanguard Municipal Bond Fund; several Portfolios of Vanguard Fixed Income Securities Fund; Vanguard Institutional Index Fund; several Portfolios of Vanguard Variable Insurance Fund; Vanguard Bond Index Fund; Vanguard California Tax-Free Fund; Vanguard Florida Insured Tax-Free Fund; Vanguard New Jersey Tax-Free Fund; Vanguard New York Tax-Free Fund; Vanguard Ohio Tax-Free Fund; Vanguard Pennsylvania Tax-Free Fund; Vanguard Balanced Index Fund; Vanguard Index Trust; Vanguard International Equity Index Fund; Vanguard Tax-Managed Fund; Aggressive Growth Portfolio of Vanguard Horizon Fund; Total International Portfolio of Vanguard STAR Fund; a portion of Vanguard/Windsor II; Vanguard/Morgan Growth Fund and Vanguard/Explorer Fund, as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.



Remuneration of Directors and Officers


     The Fund pays each Director (Trustee), who is not also an Officer, an annual fee plus a proportionate share of travel and other expenses incurred in attending Board meetings. Directors who are also Officers receive no remuneration for their services as Directors. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund (and each other Fund in the Group), for its proportionate share of Officers' and employees' salaries and retirement benefits. During the year ended September 30, 1997, the remuneration paid by Vanguard to all Officers as a group and allocated to the Fund, was approximately $38,630.


     Directors who are not Officers are paid an annual fee based on the number of years of service on the Board upon retirement. The fee is equal to $1,000 for each year of service (up to fifteen years) and each investment company member of the Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each eligible Officer's annual compensation plus 5.7% of that part of an eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its thrift plan, all eligible Officers are permitted to make pre-tax contributions in an amount up to 4% of total compensation, subject to federal tax limitations, which are matched by Vanguard on a 100% basis. The Fund's proportionate share of retirement contributions made by Vanguard under its retirement and thrift plans on behalf of all Officers of the Fund, as a group, during the 1997 fiscal year was approximately $900.


     The following table provides detailed information with respect to the amounts paid to or accrued for the Directors for the fiscal year ended September 30, 1997.

                          VANGUARD EQUITY INCOME FUND
                              COMPENSATION TABLE



                                   Aggregate      Pension or Retirement       Estimated         Total Compensation
                                  Compensation     Benefits Accrued As     Annual Benefits    From All Vanguard Funds
Names of Directors                 From Fund      Part of Fund Expenses    Upon Retirement     Paid to Directors (2)
--------------------------------  --------------  -----------------------  -----------------  ------------------------
John C. Bogle(1) ...............         --                  --                      --                    --
John J. Brennan(1)  ............         --                  --                      --                    --
Barbara Barnes Hauptfuhrer .....       $517                 $74                 $15,000               $70,000
Robert E. Cawthorn  ............       $517                 $61                 $13,000               $70,000
Bruce K. MacLaury   ............       $547                 $70                 $12,000               $65,000
Alfred M. Rankin, Jr.  .........       $517                 $39                 $15,000               $70,000
John C. Sawhill  ...............       $517                 $46                 $15,000               $70,000
James O. Welch, Jr. ............       $517                 $57                 $15,000               $70,000
J. Lawrence Wilson  ............       $517                 $41                 $15,000               $70,000



(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.
(2) The amounts reported in this column reflect the total compensation paid to each Director for his or her service as Director or Trustee of 35 Vanguard Funds (28 in the case of Mr. MacLaury).



                            YIELD AND TOTAL RETURNS


     The yield of the Fund for the 30-day period ended September 30, 1997 was 2.89%. The yield of the Fund is calculated daily. The average annual total return of the Fund for one and five years ended September 30, 1997, and since its inception on March 21, 1988, was +34.17%, +18.20% and +15.12%,
respectively.

     Total return is computed by determining the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.



                         INVESTMENT ADVISORY SERVICES


     The Fund currently has four investment advisers: Newell Associates ("Newell"), 525 University Avenue, Palo Alto, California 94301; Spare, Kaplan, Bischel & Associates ("Spare/Kaplan"), 44 Montgomery Street, Suite 3500, San Francisco, California 94104; John A. Levin & Co., Inc. ("Levin"), One Rockefeller Plaza, 25th Floor, New York, NY 10020; and The Vanguard Group, Inc., Post Office Box 2600, Valley Forge, PA 19482. Prior to January 1, 1995, Newell was the sole investment adviser to the Fund. Spare/Kaplan and Levin were added as investment advisers effective January 1, 1995; The Vanguard Group, Inc. was added as an adviser effective January 16, 1998. The Fund has entered into investment advisory agreements with Newell, Spare/Kaplan and Levin which provide that the advisers manage the investment and reinvestment of the Fund's assets and continuously review, supervise and administer the Fund's investment program. The advisers discharge their responsibilities subject to the control of the Officers and Directors of the Fund.

     The proportion of the net assets of the Fund managed by each adviser is established by the Board of Directors, and may be changed in the future as circumstances warrant. Presently, Newell is responsible for approximately 70% of the Fund's investment; Spare/Kaplan and Levin are responsible for approximately 15% each. Vanguard's advisory role is limited; it currently manages just the Fund's cash reserves, which normally represent about 5% of the Fund's assets.

     Newell Associates. The Fund pays Newell an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets managed by Newell for the quarter:





Net Assets                     Annual Rate
----------------------------  ------------
First $250 million .........      .200%
Next $500 million  .........      .150%
Next $250 million  .........      .100%
Over $1 billion ............      .080%



     Spare, Kaplan, Bischel & Associates. The Fund pays Spare/Kaplan a basic advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the Fund managed by Spare/Kaplan ("Spare/Kaplan Portfolio") for the quarter:




Net Assets                    Annual Rate
----------------------------  ------------
First $500 million .........     0.175%
Next $500 million  .........     0.125%
Over $1 billion ............     0.100%

     The basic fee may be increased or decreased by applying an incentive/penalty adjustment to the basic fee reflecting the investment performance of the assets managed by Spare/Kaplan relative to the return of the Standard and Poor's/BARRA Value Index ("Value Index"), an index which includes stocks in the S&P 500 Index with lower than average ratios of market price to book value.


     The following table sets forth the incentive/penalty fee rates payable by the Fund to Spare/Kaplan under the new investment advisory agreement:



Three Year Performance                 Performance Fee
Differential vs. the Value Index         Adjustment*
----------------------------------   ------------------
   Less than 3% ..................     -.20 x Basic Fee
   Between 3% and 6%  ............        0 x Basic Fee
   More than 6% ..................     0.20 x Basic Fee


------------
* For purposes of this calculation, the Basic Fee is calculated by applying a quarterly rate based on the Annual Basic Fee Rate using average assets over the same period over which the performance is measured.

     The investment performance of the Spare/Kaplan Portfolio, for any period, expressed as a percentage of the "Spare/Kaplan Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the Spare/Kaplan Portfolio Unit Value during such period; (ii) the unit value of the Fund's cash distributions from the Spare/Kaplan Portfolio's net investment income and realized net capital gains (whether long-term or short- term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Spare/Kaplan Portfolio.


     The "Spare/Kaplan Portfolio Unit Value" will be determined by dividing the total net assets of the Spare/Kaplan Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Spare/Kaplan Portfolio will equal the total shares outstanding of the Fund. After such initial date, as assets are added to or withdrawn from the Spare/Kaplan Portfolio, the number of units of the Spare/Kaplan Portfolio will be adjusted based on the unit value of the Spare/Kaplan Portfolio on the day such changes are executed.

     The investment record of the Value Index will be calculated monthly by (i) multiplying the total return for the month (change in market price plus dividends) of each stock included in the Value Index by its weighings in the Value Index at the beginning of the month, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the Value Index will be the compounded monthly returns of the Value Index.

     For the purposes of determining the incentive/penalty fee adjustment, the net assets managed by Spare/Kaplan will be averaged over the same period as the investment performance of those assets and the investment record of the Value Index are computed.

     In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.


     In April 1972, the Securities and Exchange Commission ("Commission") issued Release No. 7113 under the Investment Company Act of 1940 to call attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the Commission staff) indicate that as a 'rule of thumb' the performance difference should be at least +/-10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Directors of the Fund has fully considered the Release and believes that the performance adjustments as included in the proposed agreement are entirely appropriate although not within the +/-10 percentage points per year range suggested in the Release. Under the Fund's investment advisory agreement with Spare/Kaplan, the maximum performance adjustment for an incentive fee is made at a difference of +6 percentage points from the performance of the index over a thirty-six month period. The maximum performance adjustment for a penalty fee is made at a difference of less than +3 percentage points from the performance of the index over a thirty-six month period. On a per year basis, these maximum adjustments effectively would occur at differences from the index of +2 percentage points and less than +1 percentage point, respectively.

     John A. Levin & Co., Inc. The Fund pays Levin a basic advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the Fund managed by Levin ("Levin Portfolio") for the quarter:



Net Assets                    Annual Rate
----------------------------  ------------
First $100 million .........     0.40%
Next $200 million  .........     0.25%
Over $300 million  .........     0.30%

     The basic fee paid to Levin, as provided above, may be increased or decreased by applying an incentive/penalty adjustment to the basic fee reflecting the investment performance of the Levin Portfolio relative to the return of the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index"), an index which emphasizes large capitalization companies.

     The following table sets forth the incentive/penalty fee rates payable by the Fund to Levin under the new investment advisory agreement:




Three Year Performance                   Performance Fee
Differential vs. the S&P 500 Index         Adjustment*
------------------------------------   -------------------
Less than 0%   .....................     -0.40 X Basic Fee
Between 0% and 3% ..................     -0.20 X Basic Fee
Between 3% and 6% ..................         0 X Basic Fee
Between 6% and 9% ..................      0.20 X Basic Fee
More than 9%   .....................      0.40 X Basic Fee



------------
* For purposes of this calculation, the Basic Fee is calculated by applying a quarterly rate based on the Annual Basic Fee Rate using average assets over the same period over which the performance is measured.

     The investment performance of the Levin Portfolio, for any period, expressed as a percentage of the "Levin Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the Levin Portfolio Unit Value during such period; (ii) the unit value of the Fund's cash distributions from the Levin Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Levin Portfolio.


     The "Levin Portfolio Unit Value" will be determined by dividing the total net assets of the Levin Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Levin Portfolio will equal the total shares outstanding of the Fund. After such initial date, as assets are added to or withdrawn from the Levin Portfolio, the number of units of the Levin Portfolio will be adjusted based on the unit value of the Levin Portfolio on the day such changes are executed.

     The investment record of the S&P 500 Index will be calculated monthly by
(i) multiplying the total return for the month (change in market price plus dividends) of each stock included in the S&P 500 Index by its weighings in the S&P 500 Index at the beginning of the month, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the S&P 500 Index will be the compounded monthly returns of the S&P 500 Index.

     For the purposes of determining the incentive/penalty fee adjustment, the net assets managed by Levin will be averaged over the same period as the investment performance of those assets and the investment record of the S&P 500 Index are computed.

     The formula used to determine the performance adjustments differs from the view taken by the staff of the Commission. For a more detailed discussion, see page 9. The Board of Directors of the Fund believes that the performance adjustments, as included in the proposed agreement with Levin are appropriate although not within the 10 percentage point per year range suggested in Release No. 7113. Under the Fund's investment advisory agreement with Levin, the maximum performance adjustment for an incentive fee is made at a difference of +9 percentage points from the performance of the index over a thirty-six month period. The maximum performance adjustment for a penalty fee is made at a difference of less than +0 percentage points from the performance of the index over a thirty-six month period. On a per year basis, these maximum adjustments effectively would occur at differences from the index of +3 percentage points and less than +0 percentage point, respectively.


     In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.


     The Fund's Board of Directors may, without the approval of shareholders, provide for:


      A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.


      B. A change in the terms of an advisory agreement.


      C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.


     Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.



     For the year ended September 30, 1995, the Fund paid to Newell, Spare/Kaplan, and Levin an advisory fee of $1,614,000. For the fiscal year ended September 30, 1996, the Fund paid to Newell, Spare/Kaplan, and Levin an advisory fee of $2,151,000 before a decrease of $191,000 based on performance. For the fiscal year ended September 30, 1997, the Fund paid to Newell, Spare/Kaplan, and Levin an advisory fee of $2,739,000 before a decrease of $287,000 based on performance. The Vanguard Group, Inc. provides investment advisory services to the Fund on an at-cost basis.



Description of the Advisers


     Newell Associates. Newell is a California corporation of which 90% of its outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are: Roger D. Newell, Chairman & President, Robert A. Huret, Vice Chairman and Alan E. Rothenberg, Director. Newell Associates is a General Partner of Relative Yield Associates, a California Limited Partnership.


     Spare, Kaplan, Bischel & Associates. Spare, Kaplan, Bischel & Associates, a California corporation founded in 1989, provides investment advisory services primarily to institutions. The investment approach utilized by Spare/Kaplan is a relative yield approach. Anthony E. Spare, Chief Investment Officer, is responsible for the portion of the Fund's assets managed by Spare/Kaplan.

     John A. Levin & Co. Inc. John A. Levin, which commenced operations in 1982, provides investment advisory services to institutional and private clients, including registered investment funds and several private investment partnerships. The investment process at Levin emphasizes identifying investment value through fundamental research. John A. Levin, the founding principal and President of Levin, and Jeffrey A. Kigner, Executive Vice Presidents of Levin, are responsible for managing the portion of the Fund's assets managed by Levin. Levin is an indirect subsidiary of Baker, Fentress & Company, a registered closed-end investment fund listed on the New York Stock Exchange.


           DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

     The Fund's current agreements continue until April 30, 1998, and are renewable for successive one-year periods thereafter, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of an investment advisory agreement may be presented to the shareholders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the Board of Directors of the Fund on 60 days' written notice to the adviser, or (2) by the adviser upon 90 days' written notice to the Fund.

     The Vanguard Group, Inc. Please see page B-10 for a description of The Vanguard Group, Inc.



                             PORTFOLIO TRANSACTIONS

     The investment advisory agreements authorize the Advisers (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and direct the Advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Advisers have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of
Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, each Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund.

     Currently, it is the Fund's policy that each Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, each Adviser has informed the Fund that it will not pay higher commission rates solely for the purpose of obtaining research services.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.


     Some securities considered for investment by the Fund may also be appropriate for other clients served by each Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the Adviser. During the fiscal years ended September 30, 1995, 1996 and 1997, the Fund paid $987,000, $777,606 and $1,097,967, respectively, in brokerage commissions.



                              FINANCIAL STATEMENTS


     Vanguard Equity Income Fund's financial statements for the year ended September 30, 1997, including the financial highlights for each of the five fiscal years in the period ended September 30, 1997, appearing in the Vanguard Equity Income Fund, Inc. 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report to Shareholders, which can be obtained without charge.

                               COMPARATIVE INDEXES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including Vanguard Equity Income Fund, Inc., may, from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

Standard & Poor's 500 Composite Stock Price Index--is a well diversified list of 500 companies representing the U.S. Stock Market.

Standard & Poor's MidCap 400 Index--is composed of 400 medium sized domestic stocks.

Standard & Poor's/BARRA 600 Value Index--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

Standard & Poor's/BARRA 600 Growth Index--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

Russell 1000 Value Index--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

Wilshire 5000 Equity Index--consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily listing pricing is available.

Wilshire 4500 Equity Index--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

Russell 1000 Value Index--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

Russell 3000 Stock Index--a diversified portfolio of over 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Stock Index--composed of the 2,000 smallest securities in the Russell 3000, representing approximately 7% of the Russell 3000 total market capitalization.

Russell 2000(R) Value Index--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

Morgan Stanley Capital International EAFE Index--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

Goldman Sachs 100 Convertible Bond Index--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Salomon Brothers GNMA Index--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Brothers Broad Investment-Grade Bond Index--is a market-weighted index that contains over 4,800 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgages pass- through securities.

Lehman Long-Term Treasury Bond Index--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

Merrill Lynch Corporate & Government Bond Index--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

Lehman Corporate (Baa) Bond Index--all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

Lehman Brothers Long-term Corporate Bond Index--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed- rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

Bond Buyer Municipal Bond Index--is a yield index on current coupon high grade general obligation municipal bonds.

Standard & Poor's Preferred Index--is a yield index based upon the average yield of four high grade, non-callable preferred stock issues.

NASDAQ Industrial Index--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

Composite Index--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial
Index.

Composite Index--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

Composite Index--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, and 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

Lehman Long-Term Corporate AA or Better Bond Index--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

Lehman Brothers Aggregate Bond Index--is a market weighted index that contains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB-- or better. The Index has a market value of over $4 trillion.

Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index--is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB-- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index-- is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate securities rated BBB-- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

Lehman Brothers Mutual Fund Long (10+) Government/Corporate Index--is a market weighted index that contains over 1,900 individually priced U.S. Treasury, agency, and corporate securities rated BBB-- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

Lipper Small Company Growth Fund Average--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

Lipper Balanced Fund Average--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Non-Government Money Market Fund Average--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Government Money Market Fund Average--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper General Equity Fund Average--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Fixed Income Fund Average--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                                    PART C
                       VANGUARD EQUITY INCOME FUND, INC.
                               OTHER INFORMATION


Item 24. Financial Statements and Exhibits

     (a) Financial Statements


     The Registrant's audited financial statements for the year ended September 30, 1997, including Price Waterhouse LLP's report thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1997 Annual Report which has been filed with the Commission as an Exhibit to this Registration Statement. The financial statements included in the Annual Report are:

     1. Statement of Net Assets as of September 30, 1997.

     2. Statement of Operations for the year ended September 30, 1997.

     3. Statement of Changes in Net Assets for the years ended September 30, 1996, and September 30, 1997.

     4. Financial Highlights for each of the five years in the period ended September 30, 1997.


     5. Notes to Financial Statements.

     6. Report of Independent Accountants.

     (b) Exhibits

     1. Articles of Incorporation

     2. By-Laws of Registrant

     3. Not Applicable

     4. Not Applicable

     5. Not Applicable

     6. Not Applicable

     7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information

     8. Form of Custody Agreement

     9. Form of Vanguard Service Agreement

    10. Opinion of Counsel

    11. Consent of Independent Accountants*

    12. Financial Statements--See (a) above

    16. Schedule for computation of performance quotations*

    27. Financial Data Schedule*

------------
* Filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant

     Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of The Fund" in the Prospectus constituting Part A and "Management of the Fund" in the Statement of Additional Information constituting Part B of this Registration Statement.


Item 26. Number of Holders of Securities


     On September 30, 1997, there were 75,580 shareholders of the Fund.



Item 27. Indemnification

     Reference is made to Article XI of Registrant's Articles of Incorporation.


     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



Item 28. Business and Other Connections of Investment Adviser


     Newell Associates ("Newell"), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Newell, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of form ADV filed by Newell pursuant to the Advisers Act (SEC File No. 801-26949).

     Spare, Kaplan, Bischel & Associates ("Spare/Kaplan"), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Spare/Kaplan, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of form ADV filed by Spare/Kaplan pursuant to the Advisers Act (SEC File No. 801-35258).

     John A. Levin & Co., Inc. ("Levin"), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Levin, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of form ADV filed by Levin pursuant to the Advisers Act (SEC File No. 801-18010).

     The Vanguard Group, Inc. ("Vanguard") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Vanguard, together with any information as to any business profession, vocation or employment of substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).



Item 29. Principal Underwriters

     (a) None

     (b) Not Applicable


Item 30. Location of Accounts and Records

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, State Street Bank and Trust Company, Boston, Massachusetts 02105.


Item 31. Management Services

     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as an exhibit to the Fund's registration statement and described in Part B hereof under "Management of the Fund," the Registrant is not a party to any management-related service contract.


Item 32. Undertakings

     Registrant hereby undertakes to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors, and to assist in shareholder communications in such matters, to the extent required by law.

     Registrant hereby undertakes to provide an Annual Report to shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Valley Forge and the Commonwealth of Pennsylvania, on the 6th day of January 1998.

                                        VANGUARD EQUITY INCOME FUND, INC.


                                              (Raymond J. Klapinsky)
                                     By:-------------------------------------
                                                  John J. Brennan*,
                                        President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




    (Raymond J. Klapinsky)         Chairman and Director          January 6, 1998
------------------------------
        John C. Bogle*
    (Raymond J. Klapinsky)         President, Chief Executive     January 6, 1998
------------------------------       Officer and Director
       John J. Brennan*
    (Raymond J. Klapinsky)         Director                       January 6, 1998
------------------------------
      Robert E. Cawthorn*
    (Raymond J. Klapinsky)         Director                       January 6, 1998
------------------------------
    Barbara B. Hauptfuhrer*
    (Raymond J. Klapinsky)         Director                       January 6, 1998
------------------------------
      Bruce K. MacLaury*
    (Raymond J. Klapinsky)         Director                       January 6, 1998
------------------------------
    Alfred M. Rankin, Jr.*
    (Raymond J. Klapinsky)         Director                       January 6, 1998
------------------------------
        John C. Sawhill*
    (Raymond J. Klapinsky)         Director                       January 6, 1998
------------------------------
      James O. Welch, Jr.*
    (Raymond J. Klapinsky)         Director                       January 6, 1998
------------------------------
      J. Lawrence Wilson*
    (Raymond J. Klapinsky)         Treasurer and Principal        January 6, 1998
------------------------------       Financial Officer
      Richard F. Hyland*             and Accounting Officer



------------
*By Power of Attorney. See 1933 Act File No. 2-14336; January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS



Consent of Independent Accountants   .....................  EX-99.B11
Schedule for Computation of Performance Quotations  ......  EX-99.B16
Financial Data Schedule  .................................  EX-27